Exhibit 10.28

                              FINANCING AGREEMENT

GIBRALTAR CORPORATION OF AMERICA
350 Fifth Avenue
New York, New York 10118

Gentlemen:

    This Agreement, effective as of the date of acceptance by you, states the terms and conditions under which you will make revolving loans to us.

27. As security for Obligations (as herein defined) at any time owing by us to you or your subsidiaries, we hereby assign to you and grant to you a security interest in all of our Receivables (as herein defined) whether now existing or hereafter arising or in which we now have or may hereafter acquire any rights. The term "Receivables" means and includes accounts, contract rights, instruments, documents, chattel paper, general intangibles and all forms of obligations owing to us, all proceeds thereof and all of our rights to any merchandise which is represented thereby. From time to time, we shall provide you with schedules describing all Receivables created or acquired by us and shall execute and deliver written assignments of such Receivables to you, provided, however, that our failure to execute and deliver such schedules and/or assignments shall not affect or limit your security interest or other rights in and to Receivables. Together with each schedule, we shall furnish copies of customers' invoices or the equivalent, and original shipping or delivery receipts for all merchandise sold and we warrant the genuineness thereof. We further warrant that all Receivables are and will be bona fide existing obligations created by the sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business, free of liens, encumbrances and security interests and unconditionally owed to us without defense, offset or counterclaim.

28. You will lend to us at your discretion up to eighty-five (85%) percent of the net amount of Receivables which you deem acceptable, and you will credit the amount thereof to our account. The balance of said net amount, less any moneys remitted, paid or otherwise advanced by you to or for the account of the undersigned, including any amounts which you may be obligated to pay in the future, and less the compensation specified in Paragraph "3", shall be remitted to us when all said Receivables shall be collected. You or your designee may notify customers or account debtors at any time that Receivables have been assigned to you or of your security interest therein, collect them directly and charge the collection costs and expenses to our account but, unless and until you do so or give us other instructions, we shall make collection of all Receivables for you, receive in trust all payments thereon as your trustee and immediately deliver them to you in their original form. After allowing two (2) business days for collection of checks and other instruments, you will credit (conditional upon final collection) all such payments to our account.

29. Interest will accrue at the rate set forth in the Rider attached hereto, upon any balance of our account owing to you at the close of each day and will be due and payable to you at the close of each month. In the event the

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    United Jersey Bank base rate prevailing on the effective date hereof is subsequently changed, then an equivalent change will be made in the rate of interest which will be charged to us, effective as of the date of each such change. You will account monthly and each monthly accounting will be fully binding on us unless we give you written notice of exceptions within thirty
    (30) days. In no event shall the interest charged hereunder exceed the maximum permitted by law.

30. If any warranty is breached as to any Receivable, or any Receivable is not paid by the customer or account debtor within ninety (90) days from the date of the invoice, or the customer or account debtor disputes liability or makes any claim with respect thereto, or a petition in bankruptcy or other application for relief under the Bankruptcy Code or any other insolvency law, is filed with respect to the customer or account debtor or the customer or account debtor assigns for the benefit of creditors, becomes insolvent, fails, suspends or goes out of business, then you may deem unacceptable any or all Receivables owing by that customer or account debtor and we shall pay you promptly the amount thereof; but you shall retain your title to all Receivables, acceptable and unacceptable and/or your security interest therein until all Obligations have been fully satisfied. Any merchandise which is returned by a customer or account debtor or otherwise recovered shall be set aside, marked with your name and held by us as your trustee, and shall remain a part of your security. We shall notify you promptly of all returns and recoveries and on request deliver the merchandise to you. We shall also notify you promptly of all disputes and claims and settle or adjust them at no expense to you, but no discount, credit or allowance shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by us without your consent. You may, at all times, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which you consider advisable, and in all cases you will credit our account with only the net amounts received by you in payment of Receivables, after deducting all costs and legal expenses.

31. All sums at any time standing to our credit on your books and all of our property at any time in your possession, or upon or in which you have a lien or security interest shall be security for all Obligations. The term "Obligations" (as used in this Agreement) means and includes all loans, advances, debts, liabilities, obligations, guarantees, covenants and duties owing by us to you or your subsidiaries, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether arising prior to or subsequent to the commencement of any bankruptcy case, including, without limitation, any debt, liability or obligation owing from us to others which you or your subsidiaries may have obtained by assignment or otherwise, and further including, without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to our account or incurred by you or your subsidiaries in connection with our account whether provided for herein or in any other agreement between us. At the request of any of your subsidiaries, you may pay over to it the amounts of all such Obligations owing to such subsidiaries. Any corporation which is at least fifty percent owned by you shall be deemed your subsidiary.

32. During the term of this Agreement, we shall not sell or assign or grant any

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    security interest in any Receivables to anyone other than you, nor shall we mortgage, pledge or grant any security interest in any of our inventory or equipment to anyone other than you. We shall place notations upon our books of account to disclose the assignment of all Receivables to you or your security interest therein and shall perform all other steps requested by you to create and maintain in your favor a valid first security interest, assignment or pledge in, of or on all Receivables and all other security held by or for you. We waive presentment and protest of any instrument and notice thereof, notice of default and all other notices to which we might otherwise be entitled. You may at all times, have access to, inspect, audit and make extracts from all of our records, files and books of account and you may at any time remove from our premises all of them pertaining to our Receivables; and we shall furnish you quarterly statements showing our financial condition and the results of our operations and you may obtain such information directly from our accountants. We shall deliver to you within ninety days after the end of our fiscal year, our year-end financial statement prepared by an independent Certified Public Accountant in a form acceptable to you. We appoint you or any other person whom you may designate as our attorney, with power: to endorse our name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into your possession; to sign our name on any invoice or bill of lading relating to any Receivables, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers; to notify the post office authorities to change the address for delivery of our mail to an address designated by you; to receive, open and dispose of all mail addressed to us; to send requests for verification of Receivables to customers or account debtors, and to do all things necessary to carry out this Agreement. We ratify and approve all acts of the attorney. Neither you nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivables assigned to you or in which you have a security interest remain unpaid or until the Obligations have been fully satisfied. You may file one or more financing statements disclosing your security interest without our signature appearing thereon.

33. This Agreement is deemed to be made and accepted by you in the State of New York and it and all transactions hereunder shall be governed by and interpreted in accordance with the laws of that state. It shall have an initial term of two (2) years from its effective date and shall be automatically renewed for successive periods of one year unless terminated by either party on the anniversary of its effective date (such anniversary date, a "Renewal Date") in any year by giving the other at least sixty (60) days' prior written notice. Termination shall be effected by the mailing of a registered or certified letter of notice addressed by either of us to the other at the address set forth herein and the termination shall be effective as of the date so fixed in such notice. Notwithstanding the foregoing, should we become insolvent or unable to meet our debts as they mature, or fail, suspend or go out of business or commit an act of bankruptcy or make a general assignment or if a case in bankruptcy or any insolvency or reorganization case be commenced by or against us, or if you shall be insecure as to any of the Collateral or as to the prospect of our payment or performance of any of the Obligations, or if a Federal, State or any other

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    tax lien be filed against us or judgment rendered against us, you shall have the right to terminate at any time without notice. Upon the effective date of termination, all Obligations whether or not incurred under this Agreement or any supplement hereto or otherwise shall become immediately due and payable without notice or demand. Notwithstanding termination, until all Obligations have been fully satisfied, you shall retain your security interest in and title to all existing Receivables and those arising thereafter, and we shall continue to assign Receivables to you and turn over all proceeds to you. Termination by us shall not be effective if there are any other Loan Agreements (as defined in the Rider attached hereto) outstanding.

34. If we default hereunder or if any of your rights hereunder are challenged or contested or if we fail to make payment of any of the Obligations when required of us, or fail to make any payment required by this Agreement or commit any breach of this Agreement, or any present or future supplement hereto, or any other agreement between us and/or upon termination of this agreement, the undersigned will repay upon demand all Obligations then owing to you, whether due or not, and in addition thereto upon the occurrence of any of the above contingencies you are hereby given the unqualified right to retain counsel for any of the following purposes to protect your interest in this Agreement, to protect, assemble, sell, or foreclose any of the equipment, chattels, inventory, instruments, documents, chattel paper, general intangibles or other collateral now or hereafter pledged to you, to collect any money which may become due under this or any other Agreement or Obligation from us or any account debtor, or any guarantor, or anyone else against whom you may have any direct or contingent claim pursuant to the terms hereunder or pursuant to the terms of any guarantee or assignment or security agreement, to otherwise seek in any manner to protect, defend and enforce your rights hereunder or elsewhere contained, or collect any monies or obligations due from us. If you retain counsel for any of the purposes aforementioned, we agree to pay reasonable counsel fees and all disbursements incurred by you including, but not limited to, all costs, charges, premiums, fees of Court and Public Officers and other disbursements and expenses incurred by you in connection with the enforcement, proceeding, collection, sale or suit involving any of the aforementioned purposes shall be paid by us on demand; and the amount thereof shall be added to the indebtedness secured by this Agreement and shall be secured by the lien given you by this and any other security instrument in the same manner as if said amount were a part of the principal sum due from us to you. You shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, and further, you may, without demand and without advertisement or notice, all of which we waive, at any time or times, sell and deliver any or all Receivables and any or all other security and collateral held by or for you at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as you deem advisable, at your sole discretion. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to us at our address as set forth herein at least ten (10) days before the time of sale or other disposition. You may be the purchaser at any such sale, if it is public, free from any right of redemption, which we also waive. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order you elect) of all Obligations. You will


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    return any excess to us and we shall remain liable to you for any deficiency. Failure by you to exercise any right, remedy or option under this Agreement or any present or future supplement hereto or in any other agreement between us or delay by you in exercising the same will not operate as a waiver; no waiver by you will be effective unless it is in writing and then only to the extent specifically stated. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which you may have. Both of us waive all right to a trial by jury in any litigation relating to transactions under this Agreement.

35. That we, as further additional collateral security, by these presents assign to you all our present and future rights to any and all payments, checks and drafts, now made or hereafter to be made by any insurance company pursuant to any contract of insurance or indemnity now or hereafter in existence, regardless of whether or not you are named as Secured Party and/or Mortgagee, and/or Loss Payee in said present or future policy or policies. The rights given to you hereunder are coupled with an interest and cannot be revoked by us. Each present and future insurance carrier is hereby authorized and directed to make all payments, drafts and checks payable to you with the same force and effect as if the same were paid directly to us.

36. We will furnish you with proof satisfactory to you of our making the payment or deposit of F.I.C.A. and withholding taxes required of us by applicable law. Such proof shall be furnished within five (5) days after the due date for each payment or deposit established by law.

    a. Should we fail to make any such payment or deposit or furnish such proof, you may, in your sole and absolute discretion, and without notice to us, make payment of the same or any part thereof, or set up such reserves in our account as you deem necessary to satisfy the liability therefor. Each amount so deposited or paid by you shall constitute an advance under this Agreement and shall be secured by all collateral now or hereafter held by you.

    b. Nothing herein contained shall obligate you to make such deposit or payment or set up such reserve, nor shall the making of one or more such deposits or payment or the setting up of any such reserve constitute an agreement on your part to take any further or similar action, or a waiver of any default by us under the terms thereof or of the security agreement.

    c. Upon the expiration or termination of this Agreement or any transactions hereunder or relating hereto, you shall retain your security interests in all collateral held by you until we shall have paid or discharged all such obligations, accrued to the date of such expiration or termination, or shall have supplied you with evidence satisfactory to you that due provision has been made therefor.

37. That as further additional collateral security for the repayment of all our present and future Obligations to you, we agree that any security interest (including the security interest created hereunder) and/or mortgage and/or pledge of any property, whether of like or unlike nature, which you may now or hereafter have in, to and of any of our present or future property or assets, of any type or nature, shall at all times be and remain additional


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    collateral for the prompt fulfillment by us of all our present and future
    Obligations hereunder or elsewhere contained.

38. All security interests now or hereafter held by you whether of like or unlike nature, shall always remain as collateral for all our present and future Obligations to you. You shall be under no obligation to terminate any of your liens or security interests or surrender any collateral until all our Obligations are paid in full to you.

39. This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies and options given to you hereunder shall inure to the benefit of your successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each of us.

40. Reference is made to the Rider annexed hereto, the terms of which are incorporated herein.

                                Very truly yours,

ATTEST:  (SEAL)                 LUNN INDUSTRIES, INC.


                                    By:
                  Secretary              Chief Executive Officer

                                    1 Garvies Point Road, Glen Cove,
                                    New York 11542

Accepted at New York, New York
on December 28, 1995

GIBRALTAR CORPORATION OF AMERICA

By:_____________________________
         Vice President


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